April 22, 2022                                        Exhibit 99.1

Park National Corporation reports financial results
for first quarter 2022
NEWARK, Ohio - Park National Corporation (Park) (NYSE American: PRK) today reported financial results for the first quarter of 2022. Park's board of directors declared a quarterly cash dividend of $1.04 per common share, payable on June 10, 2022 to common shareholders of record as of May 20, 2022.

“Many of our bankers returned to their offices April 4th. Our colleagues are genuinely happy to be together and to connect in person; the energy and engagement have been palpable,” said Park Chairman and Chief Executive Officer David Trautman. “Whether working in the office or remotely, we live and love to serve customers and help them on their financial journey.”

Park’s net income for the first quarter of 2022 was $38.9 million, a 9.2 percent decrease from $42.8 million for the first quarter of 2021. First quarter 2022 net income per diluted common share was $2.38, compared to $2.61 in the first quarter of 2021.
“We are excited to build upon the momentum generated from the growth in our commercial loan portfolio in the first quarter,” said Park President Matthew Miller. “Our bankers remain committed to deepening relationships and serving our clients, communities and shareholders more.”

Park's community-banking subsidiary, The Park National Bank, reported net income of $41.5 million for the first quarter of 2022, an 8.1 percent decrease compared to $45.1 million for the same period of 2021.

Headquartered in Newark, Ohio, Park National Corporation has $9.6 billion in total assets (as of March 31, 2022). Park's banking operations are conducted through its subsidiary The Park National Bank. Other Park subsidiaries are Scope Leasing, Inc. (d.b.a. Scope Aircraft Finance), Guardian Financial Services Company (d.b.a. Guardian Finance Company) and SE Property Holdings, LLC.

Complete financial tables are listed below.
Category: Earnings
Media contact: Ellie Akey, 740.349.5493, ellie.akey@parknationalbank.com
Investor contact: Brady Burt, 740.322.6844, brady.burt@parknationalbank.com
Park National Corporation, 50 N. Third Street, Newark, Ohio 43055

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Park cautions that any forward-looking statements contained in this news release or made by management of Park are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements.

Risks and uncertainties that could cause actual results to differ materially include, without limitation:

•the ever-changing effects of the global novel coronavirus (COVID-19) pandemic - - the duration, extent and severity of which are impossible to predict, including the possibility of further resurgence in the spread of COVID-19 or variants thereof - - on economies (local, national and international), supply chains and markets, on the labor market, including the potential for a sustained reduction in labor force participation, and on our customers, counterparties, employees and third-party service providers, as well as the effects of various responses of governmental and nongovernmental authorities to the COVID-19 pandemic, including public health actions directed toward the containment of the COVID-19 pandemic (such as quarantines, shut downs and other restrictions on travel and commercial, social or other activities), the availability, effectiveness and acceptance of vaccines, and the implementation of fiscal stimulus packages;
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

•the impact of future governmental and regulatory actions upon our participation in and execution of government programs related to the COVID-19 pandemic;
•Park's ability to execute our business plan successfully and within the expected timeframe as well as our ability to manage strategic initiatives in light of the impact of the COVID-19 pandemic and the various responses to the COVID-19 pandemic;
•current and future economic and financial market conditions, either nationally or in the states in which Park and our subsidiaries do business, including the effects of higher unemployment rates, inflation, U.S. fiscal debt, budget and tax matters, geopolitical matters (including the conflict in Ukraine), and any slowdown in global economic growth, in addition to the continuing impact of the COVID-19 pandemic on our customers’ operations and financial condition, any of which may result in adverse impacts on the demand for loan, deposit and other financial services, delinquencies, defaults and counterparties' inability to meet credit and other obligations and the possible impairment of collectability of loans;
•factors that can impact the performance of our loan portfolio, including changes in real estate values and liquidity in our primary market areas, the financial health of our commercial borrowers and the success of construction projects that we finance, including any loans acquired in acquisition transactions;
•the effect of monetary and other fiscal policies (including the impact of money supply, interest rate policies and policies impacting inflation, of the Federal Reserve Board, the U.S. Treasury and other governmental agencies) as well as disruption in the liquidity and functioning of U.S. financial markets, as a result of the COVID-19 pandemic and government policies implemented in response thereto, may adversely impact prepayment penalty income, mortgage banking income, income from fiduciary activities, the value of securities, deposits and other financial instruments, in addition to the loan demand and the performance of our loan portfolio, and the interest rate sensitivity of our consolidated balance sheet as well as reduce interest margins;
•changes in the federal, state, or local tax laws may adversely affect the fair values of net deferred tax assets and obligations of state and political subdivisions held in Park's investment securities portfolio and otherwise negatively impact our financial performance;
•the impact of the changes in federal, state and local governmental policy, including the regulatory landscape, capital markets, elevated government debt, potential changes in tax legislation that may increase tax rates, infrastructure spending and social programs;
•changes in laws or requirements imposed by Park's regulators impacting Park's capital actions, including dividend payments and stock repurchases;
•changes in consumer spending, borrowing and saving habits, whether due to changes in retail distribution strategies, consumer preferences and behavior, changes in business and economic conditions (including as a result of the COVID-19 pandemic and reactions thereto), legislative and regulatory initiatives (including those undertaken in response to the COVID-19 pandemic), or other factors may be different than anticipated;
•changes in customers', suppliers', and other counterparties' performance and creditworthiness, and Park's expectations regarding future credit losses and our allowance for credit losses, may be different than anticipated due to the continuing impact of and the various responses to the COVID-19 pandemic;
•Park may have more credit risk and higher credit losses to the extent there are loan concentrations by location or industry of borrowers or collateral;
•the volatility from quarter to quarter of mortgage banking income, whether due to interest rates, demand, the fair value of mortgage loans, or other factors;
•the adequacy of our internal controls and risk management program in the event of changes in the market, economic, operational (including those which may result from our associates working remotely), asset/liability repricing, legal, compliance, strategic, cybersecurity, liquidity, credit and interest rate risks associated with Park's business;
•competitive pressures among financial services organizations could increase significantly, including product and pricing pressures (which could in turn impact our credit spreads), changes to third-party relationships and revenues, changes in the manner of providing services, customer acquisition and retention pressures, and Park's ability to attract, develop and retain qualified banking professionals;
•uncertainty regarding the nature, timing, cost and effect of changes in banking regulations or other regulatory or legislative requirements affecting the respective businesses of Park and our subsidiaries, including major reform of the regulatory oversight structure of the financial services industry and changes in laws and regulations concerning taxes, FDIC insurance premium levels, pensions, bankruptcy, consumer protection, rent regulation and housing, financial accounting and reporting, environmental protection, insurance, bank products and services, bank and bank holding company capital and liquidity standards, fiduciary standards, securities and other aspects of the financial services industry, specifically the reforms provided for in the Coronavirus Aid, Relief and Economic Security (CARES) Act and the follow-up legislation in the Consolidated Appropriations Act, 2021, the American Rescue Plan Act of 2021, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and the Basel III regulatory capital reforms, as well as regulations already adopted and which may be adopted in the future by the relevant regulatory agencies, including the Consumer Financial Protection Bureau, the Office of the Comptroller of the Currency, the Federal Deposit Insurance Corporation, and the Federal Reserve Board, to implement the provisions of the CARES Act and the follow-up legislation in the Consolidated Appropriations Act, 2021, the provisions of the American Rescue Plan Act of 2021, the provisions of the Dodd-Frank Act, and the Basel III regulatory capital reforms;
•the effect of changes in accounting policies and practices, as may be adopted by the Financial Accounting Standards Board (the "FASB"), the SEC, the Public Company Accounting Oversight Board and other regulatory agencies, may adversely affect Park's reported financial condition or results of operations;
•Park's assumptions and estimates used in applying critical accounting policies and modeling, including under the CECL model, which may prove unreliable, inaccurate or not predictive of actual results;
•the impact of Park's ability to anticipate and respond to technological changes on Park's ability to respond to customer needs and meet competitive demands;
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

•operational issues stemming from and/or capital spending necessitated by the potential need to adapt to industry changes in information technology systems on which Park and our subsidiaries are highly dependent;
•the ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks, including those of Park's third-party vendors and other service providers, which may prove inadequate, and could adversely affect customer confidence in Park and/or result in Park incurring a financial loss;
•a failure in or breach of Park's operational or security systems or infrastructure, or those of our third-party vendors and other service providers, resulting in failures or disruptions in customer account management, general ledger, deposit, loan, or other systems, including as a result of cyber attacks;
•the impact on Park's business and operating results of any costs associated with obtaining rights in intellectual property claimed by others and of adequacy of Park's intellectual property protection in general;
•the existence or exacerbation of general geopolitical instability and uncertainty as well as the effect of trade policies (including the impact of potential or imposed tariffs, a U.S. withdrawal from or significant renegotiation of trade agreements, trade wars and other changes in trade regulations, closing of border crossings and changes in the relationship of the U.S. and its global trading partners);
•the impact on financial markets and the economy of any changes in the credit ratings of the U.S. Treasury obligations and other U.S. government-backed debt, as well as issues surrounding the levels of U.S., European and Asian government debt and concerns regarding the growth rates and financial stability of certain sovereign governments, supranationals and financial institutions in Europe and Asia and the risk they may face difficulties servicing their sovereign debt;
•the effect of a fall in stock market prices on Park's asset and wealth management businesses;
•our litigation and regulatory compliance exposure, including the costs and effects of any adverse developments in legal proceedings or other claims and the costs and effects of unfavorable resolution of regulatory and other governmental examinations or other inquiries;
•continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends;
•the impact on Park's business, personnel, facilities or systems of losses related to acts of fraud, scams and schemes of third parties;
•the impact of widespread natural and other disasters, pandemics (including the COVID-19 pandemic), dislocations, regional or national protests and civil unrest (including any resulting branch closures or damages), military or terrorist activities or international hostilities on the economy and financial markets generally and on us or our counterparties specifically;
•any of the foregoing factors, or other cascading effects of the COVID-19 pandemic that are not currently foreseeable, could materially affect our business, including our customers' willingness to conduct banking transactions and their ability to pay on existing obligations;
•the effect of healthcare laws in the U.S. and potential changes for such laws, especially in light of the COVID-19 pandemic, which may increase our healthcare and other costs and negatively impact our operations and financial results;
•risk and uncertainties associated with Park's entry into new geographic markets with our recent acquisitions, including expected revenue synergies and cost savings from recent acquisitions not being fully realized or realized within the expected time frame;
•the replacement of the London Inter-Bank Offered Rate (LIBOR) with other reference rates which may result in increased expenses and litigation, and adversely impact the effectiveness of hedging strategies;
•and other risk factors relating to the banking industry as detailed from time to time in Park's reports filed with the SEC including those described in "Item 1A. Risk Factors" of Part I of Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

Park does not undertake, and specifically disclaims any obligation, to publicly release the results of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement was made, or reflect the occurrence of unanticipated events, except to the extent required by law.
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
As of or for the three months ended March 31, 2022, December 31, 2021, and March 31, 2021

	2022	2021	2021	Percent change vs.
(in thousands, except share and per share data and ratios)	1st QTR	4th QTR	1st QTR	4Q '21	1Q '21
INCOME STATEMENT:
Net interest income	$77,686	$83,706	$80,734	(7.2)%	(3.8)%
Recovery of credit losses	(4,605)	(4,993)	(4,855)	(7.8)%	(5.1)%
Other income	31,656	32,206	34,089	(1.7)%	(7.1)%
Other expense	67,373	75,764	67,865	(11.1)%	(0.7)%
Income before income taxes	$46,574	$45,141	$51,813	3.2%	(10.1)%
Income taxes	7,699	8,593	8,982	(10.4)%	(14.3)%
Net income	$38,875	$36,548	$42,831	6.4%	(9.2)%

MARKET DATA:
Earnings per common share - basic (a)	$2.40	$2.25	$2.63	6.7%	(8.7)%
Earnings per common share - diluted (a)	2.38	2.23	2.61	6.7%	(8.8)%
Quarterly cash dividends declared per common share	1.04	1.03	1.03	1.0%	1.0%
Special cash dividends declared per common share	—	0.20	0.20	(100.0)%	(100.0)%
Book value per common share at period end	66.24	68.48	63.74	(3.3)%	3.9%
Market price per common share at period end	131.38	137.31	129.30	(4.3)%	1.6%
Market capitalization at period end	2,134,834	2,227,108	2,112,238	(4.1)%	1.1%

Weighted average common shares - basic (b)	16,219,889	16,216,076	16,314,987	—%	(0.6)%
Weighted average common shares - diluted (b)	16,331,031	16,363,968	16,439,920	(0.2)%	(0.7)%
Common shares outstanding at period end	16,249,308	16,219,563	16,335,951	0.2%	(0.5)%

PERFORMANCE RATIOS: (annualized)
Return on average assets (a)(b)	1.60%	1.48%	1.81%	8.1%	(11.6)%
Return on average shareholders' equity (a)(b)	14.26%	13.44%	16.63%	6.1%	(14.3)%
Yield on loans	4.31%	4.58%	4.48%	(5.9)%	(3.8)%
Yield on investment securities	2.11%	2.05%	2.53%	2.9%	(16.6)%
Yield on money market instruments	0.17%	0.15%	0.11%	13.3%	54.5%
Yield on interest earning assets	3.71%	3.88%	3.96%	(4.4)%	(6.3)%
Cost of interest bearing deposits	0.08%	0.09%	0.16%	(11.1)%	(50.0)%
Cost of borrowings	2.35%	2.09%	1.86%	12.4%	26.3%
Cost of paying interest bearing liabilities	0.25%	0.25%	0.32%	—%	(21.9)%
Net interest margin (g)	3.55%	3.72%	3.76%	(4.6)%	(5.6)%
Efficiency ratio (g)	61.16%	64.94%	58.74%	(5.8)%	4.1%

OTHER RATIOS (NON-GAAP):
Tangible book value per share (d)	$55.98	$58.18	$53.43	(3.8)%	4.8%

Note: Explanations for footnotes (a) - (k) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights (continued)
As of or for the three months ended March 31, 2022, December 31, 2021, and March 31, 2021

				Percent change vs.
(in thousands, except ratios)	March 31, 2022	December 31, 2021	March 31, 2021	4Q '21	1Q '21
BALANCE SHEET:
Investment securities	$1,832,274	$1,815,408	$1,176,240	0.9%	55.8%
Loans	6,821,606	6,871,122	7,168,745	(0.7)%	(4.8)%
Allowance for credit losses	78,861	83,197	86,886	(5.2)%	(9.2)%
Goodwill and other intangible assets	166,655	167,057	168,376	(0.2)%	(1.0)%
Other real estate owned (OREO)	760	775	844	(1.9)%	(10.0)%
Total assets	9,576,352	9,560,254	9,914,069	0.2%	(3.4)%
Total deposits	7,996,318	7,904,528	8,236,199	1.2%	(2.9)%
Borrowings	394,249	426,996	523,266	(7.7)%	(24.7)%
Total shareholders' equity	1,076,366	1,110,759	1,041,271	(3.1)%	3.4%
Tangible equity (d)	909,711	943,702	872,895	(3.6)%	4.2%
Total nonperforming loans	86,891	102,652	130,327	(15.4)%	(33.3)%
Total nonperforming assets	87,651	106,177	134,335	(17.4)%	(34.8)%

ASSET QUALITY RATIOS:
Loans as a % of period end total assets	71.23%	71.87%	72.31%	(0.9)%	(1.5)%
Total nonperforming loans as a % of period end loans	1.27%	1.49%	1.82%	(14.8)%	(30.2)%
Total nonperforming assets as a % of period end loans + OREO + other nonperforming assets	1.28%	1.54%	1.87%	(16.9)%	(31.6)%
Allowance for credit losses as a % of period end loans	1.16%	1.21%	1.21%	(4.1)%	(4.1)%
Net loan (recoveries) charge-offs	$(269)	$(61)	$24	N.M	N.M
Annualized net loan (recoveries) charge-offs as a % of average loans (b)	(0.02)%	—%	—%	N.M	N.M

CAPITAL & LIQUIDITY:
Total shareholders' equity / Period end total assets	11.24%	11.62%	10.50%	(3.3)%	7.0%
Tangible equity (d) / Tangible assets (f)	9.67%	10.05%	8.96%	(3.8)%	7.9%
Average shareholders' equity / Average assets (b)	11.25%	10.97%	10.87%	2.6%	3.5%
Average shareholders' equity / Average loans (b)	16.19%	15.69%	14.63%	3.2%	10.7%
Average loans / Average deposits (b)	83.32%	83.78%	90.12%	(0.5)%	(7.5)%

Note: Explanations for footnotes (a) - (k) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income

	Three Months Ended
	March 31,
(in thousands, except share and per share data)	2022	2021

Interest income:
Interest and fees on loans	$72,416	$78,737
Interest on debt securities:
Taxable	6,130	4,256
Tax-exempt	2,447	2,037
Other interest income	153	143
Total interest income	81,146	85,173

Interest expense:
Interest on deposits:
Demand and savings deposits	351	386
Time deposits	720	1,584
Interest on borrowings	2,389	2,469
Total interest expense	3,460	4,439

Net interest income	77,686	80,734

Recovery of credit losses	(4,605)	(4,855)

Net interest income after recovery of credit losses	82,291	85,589

Other income	31,656	34,089

Other expense	67,373	67,865

Income before income taxes	46,574	51,813

Income taxes	7,699	8,982

Net income	$38,875	$42,831

Per common share:
Net income - basic	$2.40	$2.63
Net income - diluted	$2.38	$2.61

Weighted average shares - basic	16,219,889	16,314,987
Weighted average shares - diluted	16,331,031	16,439,920

Cash dividends declared:
Quarterly dividend	$1.04	$1.03
Special dividend	$—	$0.20

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Balance Sheets

(in thousands, except share data)	March 31, 2022	December 31, 2021

Assets

Cash and due from banks	$159,858	$144,507
Money market instruments	87,034	74,673
Investment securities	1,832,274	1,815,408
Loans	6,821,606	6,871,122
Allowance for credit losses	(78,861)	(83,197)
Loans, net	6,742,745	6,787,925
Bank premises and equipment, net	87,423	89,008
Goodwill and other intangible assets	166,655	167,057
Other real estate owned	760	775
Other assets	499,603	480,901
Total assets	$9,576,352	$9,560,254

Liabilities and Shareholders' Equity

Deposits:
Noninterest bearing	$3,055,614	$3,066,419
Interest bearing	4,940,704	4,838,109
Total deposits	7,996,318	7,904,528
Borrowings	394,249	426,996
Other liabilities	109,419	117,971
Total liabilities	$8,499,986	$8,449,495

Shareholders' Equity:
Preferred shares (200,000 shares authorized; no shares outstanding at March 31, 2022 and December 31, 2021)	$—	$—
Common shares (No par value; 20,000,000 shares authorized; 17,623,106 shares issued at March 31, 2022 and 17,623,118 shares issued at December 31, 2021)	459,271	461,800
Accumulated other comprehensive (loss) income, net of taxes	(40,469)	15,155
Retained earnings	797,033	776,294
Treasury shares (1,373,798 shares at March 31, 2022 and 1,403,555 shares at December 31, 2021)	(139,469)	(142,490)
Total shareholders' equity	$1,076,366	$1,110,759
Total liabilities and shareholders' equity	$9,576,352	$9,560,254

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Average Balance Sheets

	Three Months Ended
	March 31,
(in thousands)	2022	2021

Assets

Cash and due from banks	$168,726	$148,264
Money market instruments	360,103	553,906
Investment securities	1,801,527	1,160,509
Loans	6,829,336	7,138,854
Allowance for credit losses	(83,434)	(89,954)
Loans, net	6,745,902	7,048,900
Bank premises and equipment, net	88,739	89,740
Goodwill and other intangible assets	166,918	168,690
Other real estate owned	759	1,212
Other assets	492,708	441,321
Total assets	$9,825,382	$9,612,542

Liabilities and Shareholders' Equity

Deposits:
Noninterest bearing	$3,025,991	$2,792,398
Interest bearing	5,170,296	5,129,357
Total deposits	8,196,287	7,921,755
Borrowings	411,424	538,706
Other liabilities	112,131	107,669
Total liabilities	$8,719,842	$8,568,130

Shareholders' Equity:
Preferred shares	$—	$—
Common shares	461,798	460,721
Accumulated other comprehensive (loss) income, net of taxes	(1,719)	1,179
Retained earnings	787,917	713,254
Treasury shares	(142,456)	(130,742)
Total shareholders' equity	$1,105,540	$1,044,412
Total liabilities and shareholders' equity	$9,825,382	$9,612,542

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income - Linked Quarters

	2022	2021	2021	2021	2021
(in thousands, except per share data)	1st QTR	4th QTR	3rd QTR	2nd QTR	1st QTR

Interest income:
Interest and fees on loans	$72,416	$79,168	$78,127	$81,176	$78,737
Interest on debt securities:
Taxable	6,130	5,698	4,904	4,600	4,256
Tax-exempt	2,447	2,209	2,029	2,032	2,037
Other interest income	153	191	360	186	143
Total interest income	81,146	87,266	85,420	87,994	85,173

Interest expense:
Interest on deposits:
Demand and savings deposits	351	373	435	401	386
Time deposits	720	831	1,011	1,285	1,584
Interest on borrowings	2,389	2,356	2,372	2,457	2,469
Total interest expense	3,460	3,560	3,818	4,143	4,439

Net interest income	77,686	83,706	81,602	83,851	80,734

(Recovery of) provision for credit losses	(4,605)	(4,993)	1,972	(4,040)	(4,855)

Net interest income after (recovery of) provision for credit losses	82,291	88,699	79,630	87,891	85,589

Other income	31,656	32,206	32,411	31,238	34,089

Other expense	67,373	75,764	68,489	71,400	67,865

Income before income taxes	46,574	45,141	43,552	47,729	51,813

Income taxes	7,699	8,593	8,118	8,597	8,982

Net income	$38,875	$36,548	$35,434	$39,132	$42,831

Per common share:
Net income - basic	$2.40	$2.25	$2.17	$2.39	$2.63
Net income - diluted	$2.38	$2.23	$2.16	$2.38	$2.61

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Detail of other income and other expense - Linked Quarters

	2022	2021	2021	2021	2021
(in thousands)	1st QTR	4th QTR	3rd QTR	2nd QTR	1st QTR

Other income:
Income from fiduciary activities	$8,797	$8,887	$8,820	$8,569	$8,173
Service charges on deposit accounts	2,074	2,357	2,389	2,032	2,054
Other service income	4,819	6,368	6,668	7,159	9,617
Debit card fee income	6,126	6,568	6,453	6,758	6,086
Bank owned life insurance income	1,175	1,121	1,462	1,149	1,165
ATM fees	532	572	622	655	530
Gain (loss) on the sale of OREO, net	—	22	3	4	(33)
Gain on equity securities, net	2,353	2,125	609	467	1,810
Other components of net periodic benefit income	3,027	2,038	2,038	2,038	2,038
Miscellaneous	2,753	2,148	3,347	2,407	2,649
Total other income	$31,656	$32,206	$32,411	$31,238	$34,089

Other expense:
Salaries	$30,521	$35,953	$29,433	$30,303	$29,896
Employee benefits	10,499	10,706	10,640	10,056	10,201
Occupancy expense	3,214	3,161	3,211	3,027	3,640
Furniture and equipment expense	2,937	2,724	2,797	2,756	2,610
Data processing fees	7,504	7,860	7,817	7,150	7,712
Professional fees and services	5,858	7,840	6,973	6,973	5,664
Marketing	1,317	1,718	1,574	1,290	1,491
Insurance	1,405	1,547	1,403	1,276	1,691
Communication	890	851	796	770	1,122
State tax expense	1,192	931	1,113	1,103	1,108
Amortization of intangible assets	402	420	420	479	479
Foundation contributions	—	—	—	4,000	—
Miscellaneous	1,634	2,053	2,312	2,217	2,251
Total other expense	$67,373	$75,764	$68,489	$71,400	$67,865

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information

		Year ended December 31,
(in thousands, except ratios)	March 31, 2022	2021	2020	2019	2018

Allowance for credit losses:
Allowance for credit losses, beginning of period	$83,197	$85,675	$56,679	$51,512	$49,988
Cumulative change in accounting principle; adoption of ASU 2016-13	—	6,090	—	—	—
Charge-offs	1,347	5,093	10,304	11,177	13,552
Recoveries	1,616	8,441	27,246	10,173	7,131
Net (recoveries) charge-offs	(269)	(3,348)	(16,942)	1,004	6,421
(Recovery of) provision for credit losses	(4,605)	(11,916)	12,054	6,171	7,945
Allowance for credit losses, end of period	$78,861	$83,197	$85,675	$56,679	$51,512

General reserve trends:
Allowance for credit losses, end of period	$78,861	$83,197	$85,675	$56,679	$51,512
Allowance on purchased credit deteriorated ("PCD") loans (purchased credit impaired ("PCI") loans for years 2020 and prior)	—	—	167	268	—
Allowance on purchased loans excluded from the general reserve	—	—	678	—	—
Specific reserves on individually evaluated loans	1,513	1,616	5,434	5,230	2,273
General reserves on collectively evaluated loans	$77,348	$81,581	$79,396	$51,181	$49,239

Total loans	$6,821,606	$6,871,122	$7,177,785	$6,501,404	$5,692,132
PCD loans (PCI loans for years 2020 and prior)	6,987	7,149	11,153	14,331	3,943
Purchased loans excluded from collectively evaluated loans	—	—	360,056	548,436	225,029
Individually evaluated loans	63,209	74,502	108,407	77,459	48,135
Collectively evaluated loans	$6,751,410	$6,789,471	$6,698,169	$5,861,178	$5,415,025

Asset Quality Ratios:
Net (recoveries) charge-offs as a % of average loans	(0.02)%	(0.05)%	(0.24)%	0.02%	0.12%
Allowance for credit losses as a % of period end loans	1.16%	1.21%	1.19%	0.87%	0.90%
Allowance for credit losses as a % of period end loans (excluding PPP loans) (k)	1.16%	1.22%	1.25%	N.A.	N.A.
General reserve as a % of collectively evaluated loans	1.15%	1.20%	1.19%	0.87%	0.91%
General reserves as a % of collectively evaluated loans (excluding PPP loans) (k)	1.15%	1.21%	1.24%	N.A.	N.A.

Nonperforming assets:
Nonaccrual loans	$54,018	$72,722	$117,368	$90,080	$67,954
Accruing troubled debt restructurings	32,428	28,323	20,788	21,215	15,173
Loans past due 90 days or more	445	1,607	1,458	2,658	2,243
Total nonperforming loans	$86,891	$102,652	$139,614	$113,953	$85,370
Other real estate owned - Park National Bank	166	181	837	3,100	2,788
Other real estate owned - SEPH	594	594	594	929	1,515
Other nonperforming assets - Park National Bank	—	2,750	3,164	3,599	3,464
Total nonperforming assets	$87,651	$106,177	$144,209	$121,581	$93,137
Percentage of nonaccrual loans to period end loans	0.79%	1.06%	1.64%	1.39%	1.19%
Percentage of nonperforming loans to period end loans	1.27%	1.49%	1.95%	1.75%	1.50%
Percentage of nonperforming assets to period end loans	1.28%	1.55%	2.01%	1.87%	1.64%
Percentage of nonperforming assets to period end total assets	0.92%	1.11%	1.55%	1.42%	1.19%

Note: Explanations for footnotes (a) - (k) are included at the end of the financial tables in the "Financial Reconciliations" section.
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information (continued)

		Year ended December 31,
(in thousands, except ratios)	March 31, 2022	2021	2020	2019	2018

New nonaccrual loan information:
Nonaccrual loans, beginning of period	$72,722	$117,368	$90,080	$67,954	$72,056
New nonaccrual loans	6,000	38,478	103,386	81,009	76,611
Resolved nonaccrual loans	24,704	83,124	76,098	58,883	80,713
Nonaccrual loans, end of period	$54,018	$72,722	$117,368	$90,080	$67,954

Impaired commercial loan portfolio information (period end):
Unpaid principal balance	$63,833	$75,126	$109,062	$78,178	$59,381
Prior charge-offs	624	624	655	719	11,246
Remaining principal balance	63,209	74,502	108,407	77,459	48,135
Specific reserves	1,513	1,616	5,434	5,230	2,273
Book value, after specific reserves	$61,696	$72,886	$102,973	$72,229	$45,862

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Reconciliations
NON-GAAP RECONCILIATIONS
	THREE MONTHS ENDED
(in thousands, except share and per share data)	March 31, 2022	December 31, 2021	March 31, 2021
Net interest income	$77,686	$83,706	$80,734
less purchase accounting accretion related to NewDominion and Carolina Alliance acquisitions	480	559	1,131
less interest income on former Vision Bank relationships	42	4,628	105
Net interest income - adjusted	$77,164	$78,519	$79,498

(Recovery of) provision for credit losses	$(4,605)	$(4,993)	$(4,855)
less recoveries on former Vision Bank relationships	(1)	(106)	(257)
(Recovery of) provision for credit losses - adjusted	$(4,604)	$(4,887)	$(4,598)

Other income	$31,656	$32,206	$34,089
less other service income related to former Vision Bank relationships	—	321	58
Other income - adjusted	$31,656	$31,885	$34,031

Other expense	$67,373	$75,764	$67,865
less merger-related expenses related to NewDominion and Carolina Alliance acquisitions	—	4	12
less core deposit intangible amortization related to NewDominion and Carolina Alliance acquisitions	402	420	479
less direct expenses related to collection of payments on former Vision Bank loan relationships	—	700	107
less rebranding initiative related expenses	344	351	618
less severance and restructuring charges	42	73	108
less COVID-19 related expenses (j)	606	587	634
Other expense - adjusted	$65,979	$73,629	$65,907

Tax effect of adjustments to net income identified above (i)	$183	$(731)	$85

Net income - reported	$38,875	$36,548	$42,831
Net income - adjusted (h)	$39,563	$33,800	$43,153

Diluted earnings per share	$2.38	$2.23	$2.61
Diluted earnings per share, adjusted (h)	$2.42	$2.07	$2.62

Annualized return on average assets (a)(b)	1.60%	1.48%	1.81%
Annualized return on average assets, adjusted (a)(b)(h)	1.63%	1.36%	1.82%

Annualized return on average tangible assets (a)(b)(e)	1.63%	1.50%	1.84%
Annualized return on average tangible assets, adjusted (a)(b)(e)(h)	1.66%	1.39%	1.85%

Annualized return on average shareholders' equity (a)(b)	14.26%	13.44%	16.63%
Annualized return on average shareholders' equity, adjusted (a)(b)(h)	14.51%	12.43%	16.76%

Annualized return on average tangible equity (a)(b)(c)	16.80%	15.91%	19.84%
Annualized return on average tangible equity, adjusted (a)(b)(c)(h)	17.09%	14.72%	19.98%

Efficiency ratio (g)	61.16%	64.94%	58.74%
Efficiency ratio, adjusted (g)(h)	60.18%	66.23%	57.69%

Annualized net interest margin (g)	3.55%	3.72%	3.76%
Annualized net interest margin, adjusted (g)(h)	3.53%	3.49%	3.70%

Note: Explanations for footnotes (a) - (k) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Reconciliations (continued)

(a) Reported measure uses net income
(b) Averages are for the three months ended March 31, 2022, December 31, 2021, and March 31, 2021, as appropriate
(c) Net income for each period divided by average tangible equity during the period. Average tangible equity equals average shareholders' equity during the applicable period less average goodwill and other intangible assets during the applicable period.

RECONCILIATION OF AVERAGE SHAREHOLDERS' EQUITY TO AVERAGE TANGIBLE EQUITY:
	THREE MONTHS ENDED
	March 31, 2022	December 31, 2021	March 31, 2021
AVERAGE SHAREHOLDERS' EQUITY	$1,105,540	$1,078,494	$1,044,412
Less: Average goodwill and other intangible assets	166,918	167,332	168,690
AVERAGE TANGIBLE EQUITY	$938,622	$911,162	$875,722

(d) Tangible equity divided by common shares outstanding at period end. Tangible equity equals total shareholders' equity less goodwill and other intangible assets, in each case at the end of the period.

RECONCILIATION OF TOTAL SHAREHOLDERS' EQUITY TO TANGIBLE EQUITY:
	March 31, 2022	December 31, 2021	March 31, 2021
TOTAL SHAREHOLDERS' EQUITY	$1,076,366	$1,110,759	$1,041,271
Less: Goodwill and other intangible assets	166,655	167,057	168,376
TANGIBLE EQUITY	$909,711	$943,702	$872,895

(e) Net income for each period divided by average tangible assets during the period. Average tangible assets equal average assets less average goodwill and other intangible assets, in each case during the applicable period.

RECONCILIATION OF AVERAGE ASSETS TO AVERAGE TANGIBLE ASSETS
	THREE MONTHS ENDED
	March 31, 2022	December 31, 2021	March 31, 2021
AVERAGE ASSETS	$9,825,382	$9,829,657	$9,612,542
Less: Average goodwill and other intangible assets	166,918	167,332	168,690
AVERAGE TANGIBLE ASSETS	$9,658,464	$9,662,325	$9,443,852

(f) Tangible equity divided by tangible assets. Tangible assets equal total assets less goodwill and other intangible assets, in each case at the end of the period.

RECONCILIATION OF TOTAL ASSETS TO TANGIBLE ASSETS:
	March 31, 2022	December 31, 2021	March 31, 2021
TOTAL ASSETS	$9,576,352	$9,560,254	$9,914,069
Less: Goodwill and other intangible assets	166,655	167,057	168,376
TANGIBLE ASSETS	$9,409,697	$9,393,197	$9,745,693

(g) Efficiency ratio is calculated by dividing total other expense by the sum of fully taxable equivalent net interest income and other income. Fully taxable equivalent net interest income reconciliation is shown assuming a 21% corporate federal income tax rate. Additionally, net interest margin is calculated on a fully taxable equivalent basis by dividing fully taxable equivalent net interest income by average interest earning assets.

RECONCILIATION OF FULLY TAXABLE EQUIVALENT NET INTEREST INCOME TO NET INTEREST INCOME
	THREE MONTHS ENDED
	March 31, 2022	December 31, 2021	March 31, 2021
Interest income	$81,146	$87,266	$85,173
Fully taxable equivalent adjustment	819	762	714
Fully taxable equivalent interest income	$81,965	$88,028	$85,887
Interest expense	3,460	3,560	4,439
Fully taxable equivalent net interest income	$78,505	$84,468	$81,448

(h) Adjustments to net income for each period presented are detailed in the non-GAAP reconciliations of net interest income, (recovery of) provision for credit losses, other income and other expense.
(i) The tax effect of adjustments to net income was calculated assuming a 21% corporate federal income tax rate.
(j) COVID-19 related expenses include calamity pay and special one-time bonuses to certain associates.
(k) Excludes $37.4 million, $74.4 million and $387.0 million of PPP loans at March 31, 2022, December 31, 2021 and March 31, 2021, respectively.
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com